UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2026
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CoreWeave, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42563	82-3060021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
290 W Mt. Pleasant Ave., Suite 4100 Livingston, NJ		07039
(Address of registrant's principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 270-9737
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.000005 par value per share	CRWV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Notes Offering

On June 11, 2026, CoreWeave, Inc. (the “Company”) announced that it intends to offer, subject to market and other customary conditions, $3.5 billion (or euro equivalents) in aggregate principle amount of dollar-denominated and euro-denominated senior notes due 2032 (collectively, the “Notes”) in a private offering (the “Notes Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes will be general senior unsecured obligations of the Company and will be guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of the Company. The Company intends to use the proceeds from the Notes Offering for general corporate purposes, including, without limitation, repayment of outstanding indebtedness, and to pay fees, costs and expenses in connection with the Notes Offering.

On June 11, 2026, the Company issued a press release announcing the commencement of the Notes Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Supplemental Information

The Company is herein furnishing certain supplemental information included in Exhibit 99.2 hereto and incorporated herein by reference that is being provided to potential investors in connection with the Notes Offering.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the Notes Offering and the expected use of proceeds therefrom, which statements are based on current expectations, forecasts and assumptions and involve risks and uncertainties that could cause actual results to differ materially from expectations discussed in such statements. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including, but not limited to, the Company’s ability to complete the Notes Offering on favorable terms, if at all, and general market, political, economic and business conditions which might affect the Notes Offering. These factors, as well as others, are discussed in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026. All forward-looking statements contained herein are based on information available as of the date hereof and the Company does not assume any obligation to update these statements as a result of new information or future events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company Relating to the Launch of the Notes Offering dated June 11, 2026.
99.2	Supplemental Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026

COREWEAVE, INC.

By:	/s/ Michael Intrator
Name:	Michael Intrator
Title:	Chief Executive Officer